SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2002

PMA Capital Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-22761 (Commission File Number)	23-2217932 (IRS Employer Identification No.)

1735 Market Street, Suite 2800 Philadelphia, Pennsylvania (Address of principal executive offices)	19103-7590 (Zip Code)

Registrant's telephone number, including area code:

(215) 665-5046

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

        (a) We are updating our after-tax earnings per share estimates for the three months ended September 30, 2002, and for the full year 2002. When we report 2002 third quarter results, we expect to report third quarter after-tax operating income, which is net income before after-tax realized investment gains and losses, of between $0.36 and $0.38 per diluted share. In addition, we currently expect to report full year 2002 after-tax operating income of between $1.40 and $1.45 per diluted share, excluding losses from our run-off operations. A press release including our updated guidance is attached hereto as Exhibit 99.1 and is incorporated in this Item 5 by reference.

        (b) On October 15, 2002, A.M. Best affirmed the “A” (excellent, 3rd of 16) financial strength rating of PMA Capital Insurance Company, with a negative outlook, and the “A-” (excellent, 4th of 16) financial strength rating of the domestic insurance subsidiaries through which The PMA Insurance Group writes business, with a stable outlook.

CAUTIONARY STATEMENTS FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

        Except for historical information contained or incorporated by reference in this Form 8-K, statements made or incorporated by reference are forward-looking statements for purposes of safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on currently available financial, competitive and economic data and our current operating plans based on assumptions regarding future events. Our actual results could differ materially from those expected by our management. The factors that could cause actual results to vary materially, some of which are described with the forward-looking statements, include, but are not limited to:

o	changes in general economic conditions, including the performance of financial markets, interest rates and the level of unemployment;

o

regulatory or tax changes, including changes in risk-based capital or other regulatory standards that affect the cost of, or demand for, our products or otherwise affect our ability to conduct business;

o	competitive conditions that may affect the level of rate adequacy related to the amount of risk undertaken and that may influence the sustainability of adequate rate changes;

o	ability to implement and maintain rate increases;

o	the effect of changes in workers' compensation statutes and their administration, which may affect the rates that we can charge and the manner in which we administer claims;

o	our ability to predict and effectively manage claims related to insurance and reinsurance policies;

o	the lowering or loss of one or more of the financial strength or claims paying ratings of our insurance subsidiaries;

o	adequacy of reserves for claim liabilities;

o	adverse property and casualty loss development for events we insured in prior years;

o	the uncertain nature of damage theories and loss amounts and the development of additional facts related to the attack on the World Trade Center;

o	uncertainty as to the price and availability of reinsurance on business we intend to write in the future, including reinsurance for terrorist acts;

o	adequacy and collectibility of reinsurance that we purchased;

o	severity of natural disasters and other catastrophes;

o	reliance on key management; and

o	other factors disclosed from time to time in our most recent Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission.

Investors should not place undue reliance on any such forward-looking statements. Unless otherwise stated, we disclaim any current intention to update forward-looking information and to release publicly the results of any future revisions we may make to forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 7. Financial Statements and Exhibits.

        (c) The exhibits accompanying this report are listed in the Index to Exhibits on page E-1.

Item 9. Regulation FD Disclosure.

        (a) On October 15, 2002, the registrant issued a news release, a copy of which is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

        (b) On October 15, 2002, we announced a $75 million offering of convertible senior debentures. A press release announcing the offering is attached as Exhibit 99.3.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMA Capital Corporation

Date: October 15, 2002	By: /s/William E. Hitselberger
William E. Hitselberger
Senior Vice President, Chief
Financial Officer and Treasurer

Index to Exhibits

Exhibit Number	Description	Method of Filing

99.1	PMA Capital Corporation news release dated October 15, 2002	Filed herewith

99.2	PMA Capital Corporation news release dated October 15, 2002	Filed herewith

99.3	PMA Capital Corporation news release dated October 15, 2002	Filed herewith

E-1